UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2021

FinServ Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-39116	84-2704291
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

c/o Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas

New York, New York 10105

(929) 529-7125
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, and one-half of one Redeemable Warrant	FSRVU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	FSRV	The Nasdaq Stock Market LLC
Redeemable Warrants	FSRVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 7, 2021, FinServ Acquisition Corp., a Delaware corporation (the “Company” or “FinServ”) held a special meeting in lieu of the 2021 annual meeting of stockholders (the “Special Meeting”) as a virtual meeting, conducted via live webcast, in connection with the proposed business combination between FinServ and Katapult Holdings, Inc., a Delaware corporation (“Katapult”), as described in the Company’s definitive proxy statement/prospectus filed with the U.S. Securities and Exchange Commission on May 18, 2021 (the “Proxy Statement”) and first mailed to stockholders on or about May 18, 2021. Each proposal (individually a “Proposal” and, collectively, the “Proposals”) voted upon at the Special Meeting is described in detail in the Proxy Statement and the final voting results are indicated below.

As of the close of business on May 11, 2021, the record date for the Special Meeting, there were 25,665,000 shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and 6,250,000 shares of the Company’s Class B common stock, par value $0.0001 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”), outstanding. A total of 25,074,365 shares of Common Stock, representing approximately 78.57% of the outstanding shares of Common Stock entitled to vote, were present in person or by proxy, constituting a quorum.

Proposal 1. The Business Combination Proposal - To consider and vote upon a proposal to approve the Agreement and Plan of Merger, dated as of December 18, 2020 (as it may be amended and/or restated from time to time, the “merger agreement”), by and among FinServ, Katapult, Keys Merger Sub 1, Inc., a Delaware corporation (“Merger Sub 1”), Keys Merger Sub 2, LLC, a Delaware limited liability company (“Merger Sub 2”), and Orlando Zayas, in his capacity as representative of the Pre-Closing Holders (as defined in the merger agreement) of Katapult, and the transactions contemplated thereby (the “Transactions”), pursuant to which Merger Sub 1 will merge with and into Katapult, with Katapult surviving the merger as a wholly owned subsidiary of FinServ, followed immediately by the merger of the resulting company with and into Merger Sub 2, with Merger Sub 2 surviving the merger as a wholly owned subsidiary of FinServ (such mergers, collectively, the “merger”) (Class A Common Stock and Class B Common Stock, voting together as a single class):

Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Common Stock Broker Non-Votes
25,070,617	1,873	1,875	0

The Business Combination Proposal was approved, having received “for” votes from holders of at least 50.1% of the outstanding shares of Common Stock represented in person or by proxy at the Special Meeting.

The Charter Proposals - To consider and vote upon each of Proposals No. 2 through No. 9 to approve the following material differences between the proposed amended and restated certificate of incorporation of FinServ (the “Proposed Charter”) that will be in effect upon the closing of the merger and FinServ’s current amended and restated certificate of incorporation (the “Existing Charter”):

Proposal 2. Increase of Authorized Shares - To increase the number of authorized shares of New Katapult (as defined below) common stock from 110,000,000 to 250,000,000 and the number of authorized shares of New Katapult preferred stock from 1,000,000 to 25,000,000 (Class A Common Stock and Class B Common Stock, voting together as a single class, and Class B Common Stock, voting separately as a single class):

Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Common Stock Broker Non-Votes
18,756,411	60,578	7,376	0
Class B Common Stock Votes For	Class B Common Stock Votes Against	Class B Common Stock Abstentions	Class B Common Stock Broker Non-Votes
6,250,000	0	0	0

Proposal 3. Elimination of Class B Common Stock - To eliminate the Class B common stock classification and provide for a single class of common stock (Class A Common Stock and Class B Common Stock, voting together as a single class, and Class B Common Stock, voting separately as a single class):

Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Common Stock Broker Non-Votes
18,820,163	1,656	2,546	0
Class B Common Stock Votes For	Class B Common Stock Votes Against	Class B Common Stock Abstentions	Class B Common Stock Broker Non-Votes
6,250,000	0	0	0

Proposal 4. No Class Vote on Changes in Authorized Number of Shares of Stock - To provide that the number of authorized shares of any class or classes of stock may be increased or decreased by the affirmative vote of the holders of a majority of the voting power of the stock of FinServ entitled to vote in the election of directors, voting together as a single class (Class A Common Stock and Class B Common Stock, voting together as a single class, and Class B Common Stock, voting separately as a single class):

Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Common Stock Broker Non-Votes
18,805,942	10,679	7,734	0
Class B Common Stock Votes For	Class B Common Stock Votes Against	Class B Common Stock Abstentions	Class B Common Stock Broker Non-Votes
6,250,000	0	0	0

Proposal 5. Amendments to Waiver of Corporate Opportunities Prospective Only - To provide that amendments to FinServ’s waiver of corporate opportunities will be prospective only (Class A Common Stock and Class B Common Stock, voting together as a single class, and Class B Common Stock, voting separately as a single class):

Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Common Stock Broker Non-Votes
18,708,473	9,941	105,951	0
Class B Common Stock Votes For	Class B Common Stock Votes Against	Class B Common Stock Abstentions	Class B Common Stock Broker Non-Votes
6,250,000	0	0	0

Proposal 6. Required Vote to Amend Certain Provisions - To require the vote of 66.7% of the voting power of the stock of FinServ entitled to vote in the election of directors, voting together as a single class, to amend the provisions of the Proposed Charter relating to the powers, number, election, term, vacancies and removal of directors of FinServ, the provisions regarding meetings of stockholders and the amendment provision of the Proposed Charter (Class A Common Stock and Class B Common Stock, voting together as a single class, and Class B Common Stock, voting separately as a single class):

Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Common Stock Broker Non-Votes
12,957,932	6,462,054	4,379	0
Class B Common Stock Votes For	Class B Common Stock Votes Against	Class B Common Stock Abstentions	Class B Common Stock Broker Non-Votes
6,250,000	0	0	0

Proposal 7. Forum for Internal Corporate Claims - To provide that the Court of Chancery in the State of Delaware will be the sole and exclusive forum for any action asserting an “internal corporate claim” under the Delaware General Corporation Law (Class A Common Stock and Class B Common Stock, voting together as a single class, and Class B Common Stock, voting separately as a single class):

Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Common Stock Broker Non-Votes
12,453,715	6,363,225	7,425	0
Class B Common Stock Votes For	Class B Common Stock Votes Against	Class B Common Stock Abstentions	Class B Common Stock Broker Non-Votes
6,250,000	0	0	0

Proposal 8. Exclusive Forum - To provide that unless FinServ consents in writing to the selection of an alternative forum, the federal district courts of the United States of America will be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or any other claim for which the federal courts have exclusive jurisdiction (Class A Common Stock and Class B Common Stock, voting together as a single class, and Class B Common Stock, voting separately as a single class):

Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Common Stock Broker Non-Votes
18,798,903	19,289	6,173	0
Class B Common Stock Votes For	Class B Common Stock Votes Against	Class B Common Stock Abstentions	Class B Common Stock Broker Non-Votes
6,250,000	0	0	0

Proposal 9. The Charter Proposal (Replacement of the Existing Charter) - Conditioned upon the approval of Proposals No. 2 through No. 8, a proposal to approve the Proposed Charter, which includes the approval of all other changes in the Proposed Charter in connection with replacing the Existing Charter with the Proposed Charter, including changing FinServ’s name from “FinServ Acquisition Corp.” to “Katapult Holdings, Inc.” (“New Katapult”) as of the closing of the merger (Class A Common Stock and Class B Common Stock, voting together as a single class, and Class B Common Stock, voting separately as a single class):

Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Common Stock Broker Non-Votes
15,253,636	3,563,614	7,115	0
Class B Common Stock Votes For	Class B Common Stock Votes Against	Class B Common Stock Abstentions	Class B Common Stock Broker Non-Votes
6,250,000	0	0	0

Each of Proposals No. 2 through No. 9 (inclusive) was approved, having received “for” votes from holders of at least 50.1% of the outstanding shares of Common Stock, voting together as a single class, and at least 50.1% of the Class B Common Stock, voting separately.

Proposal 10. The Director Election Proposal - To consider and vote upon a proposal to appoint seven (7) directors to serve on the board of directors of FinServ until their respective successors are duly elected and qualified pursuant to the terms of the Proposed Charter (Class A Common Stock and Class B Common Stock, voting together as a single class):

Director Nominee	Common Stock Votes For	Common Stock Votes Withheld	Common Stock Broker Non-Votes
Orlando Zayas	25,064,697	9,668	0
Don Gayhardt	24,920,734	153,631	0
Chris Masto	25,064,379	9,986	0
Brian Hirsch	25,045,880	28,485	0
Bruce Taragin	24,919,869	154,496	0
Lee Einbinder	21,506,131	3,568,234	0
Joanne Bradford	25,064,694	9,671	0

The appointment of each director nominee was approved, having received “for” votes from a plurality of the votes cast by holders of Common Stock represented in person or by proxy at the Special Meeting.

Proposal 11. The Nasdaq Proposal - To consider and vote upon a proposal to approve, for purposes of complying with applicable listing rules of the Nasdaq Stock Market: (i) the issuance of shares of Class A Common Stock (such shares of Class A Common Stock to be automatically converted into New Katapult common stock upon the consummation of the merger) pursuant to the PIPE Agreements (as defined in the Proxy Statement; (ii) the issuance of shares of New Katapult common stock pursuant to the merger agreement, including 7,500,000 restricted shares of New Katapult common stock that will vest upon, among other things, the achievement of certain earn-out thresholds prior to the sixth anniversary of the closing of the merger; and (iii) the related change of control of FinServ that will occur in connection with consummation of the merger and the other transactions contemplated by the merger agreement (Class A Common Stock and Class B Common Stock, voting together as a single class):

Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Common Stock Broker Non-Votes
25,059,256	9,998	5,111	0

The Nasdaq Proposal was approved, having received “for” votes from holders of at least 50.1% of the outstanding shares of Common Stock represented in person or by proxy at the Special Meeting.

Proposal 12. The Incentive Plan Proposal - To consider and vote upon a proposal to approve and adopt the Katapult Holdings, Inc. 2021 Equity Incentive Plan (Class A Common Stock and Class B Common Stock, voting together as a single class):

Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Common Stock Broker Non-Votes
21,323,496	3,742,162	8,707	0

The Incentive Plan Proposal was approved, having received “for” votes from holders of at least 50.1% of the outstanding shares of Common Stock represented in person or by proxy at the Special Meeting.

Proposal 13. The Adjournment Proposal - To consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Business Combination Proposal, the Charter Proposals, the Nasdaq Proposal or the Incentive Plan Proposal, or holders of FinServ’s Class A Common Stock have elected to redeem an amount of Class A Common Stock such that FinServ would have less than $5,000,001 of net tangible assets (Class A Common Stock and Class B Common Stock, voting together as a single class):

Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Common Stock Broker Non-Votes
25,055,758	13,402	5,205	0

Because there were sufficient votes at the time of the Special Meeting to approve each of the above Proposals No. 1 through No. 12 (inclusive), including each director nominated in Proposal No. 10 - the Director Election Proposal, a vote on the proposal to adjourn the Special Meeting to solicit additional proxies if there were not sufficient votes at the time of the Special Meeting to approve one or more proposals at the Special Meeting, while approved, was not necessary or applicable.

Based on the results of the Special Meeting, and subject to the satisfaction or waiver of the remaining closing conditions, as described in the Proxy Statement, the Transactions are expected to be consummated on June 9, 2021. Following the consummation of the Transactions, the common stock and warrants of New Katapult are expected to begin trading on the Nasdaq Stock Market under the symbols “KPLT” and “KPLTW,” respectively, on June 10, 2021.

Item 8.01 Other Events.

In connection with the Transactions, holders of 6,338 shares of Class A Common Stock of the Company exercised their right to redeem their shares for cash at a redemption price of approximately $10.05 per share, for an aggregate redemption amount of $63,696.90.

Important Information for Investors and Stockholders and Where to Find It

In connection with the proposed transaction, FinServ has filed a registration statement on Form S-4, including a proxy statement/prospectus, with the Securities and Exchange Commission (the “SEC”). The proxy statement/prospectus was declared effective by the SEC on May 14, 2021, and includes a proxy statement of the Company. The definitive proxy statement/prospectus was first mailed to the stockholders of the Company on or about May 18, 2021, seeking their approval of the respective business combination-related proposals. Investors and security holders and other interested parties are urged to read the proxy statement/prospectus, and any amendments thereto and any other documents filed with the SEC when they become available, carefully and in their entirety because they contain important information about FinServ, Katapult and the proposed transaction. Investors and security holders may obtain free copies of the definitive proxy statement/prospectus and other documents filed with the SEC by FinServ through the website maintained by the SEC at http://www.sec.gov.

No Offer or Solicitation

This Current Report on Form 8-K (this “Current Report”) does not constitute an offer to sell or a solicitation of an offer to buy any securities, or the solicitation of any vote or approval in any jurisdiction in connection with a proposed potential business combination among Katapult and FinServ or any related transactions, nor shall there be any sale, issuance or transfer of securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful. Any offering of securities or solicitation of votes regarding the proposed transaction will be made only by means of a proxy statement/prospectus that complies with applicable rules and regulations promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and Securities Exchange Act, of 1934, as amended (the “Exchange Act”), or pursuant to an exemption from the Securities Act or in a transaction not subject to the registration requirements of the Securities Act.

Forward Looking Statements

Certain statements included in this Current Report that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the expected closing of the proposed transactions. These statements are based on various assumptions, whether or not identified in this Current Report, and on the current expectations of Katapult’s and FinServ’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Katapult and FinServ. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed transaction; the impact of the COVID-19 pandemic on Katapult’s business; the ability of FinServ or the combined company to issue equity or equity-linked securities or obtain debt financing in connection with the proposed transaction or in the future; the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, the amount of funds available in FinServ’s trust account following any redemptions by FinServ’s shareholders; the ability of FinServ or the combined company to meet the listing standards of the Nasdaq Stock Market; and those factors discussed in FinServ’s definitive proxy statement/prospectus dated May 14, 2021 related to the proposed transactions and Annual Report on Form 10-K for the fiscal year ended December 31, 2020, in each case, under the heading “Risk Factors,” and other documents of FinServ filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Accordingly, undue reliance should not be placed upon the forward-looking statements, which speak only as of the date they are made. Neither FinServ nor Katapult undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 7, 2021

FINSERV ACQUISITION CORP.

By:	/s/ Lee Einbinder
Name:	Lee Einbinder
Title:	Chief Executive Officer